;



                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 16, 2000




                             ANKER COAL GROUP, INC.
             (Exact Name Of Registrant As Specified in Its Charter)




           Delaware                    333-39643              52-1990183
---------------------------------    --------------        ----------------
 (State or other jurisdiction of    (Commission File       (I.R.S. Employer
  incorporation or organization)        Number)           Identification No.)




        2708 Cranberry Square                                    26508
     Morgantown, West Virginia
-----------------------------------------                     -----------
(Address Of Principal Executive Offices)                       (Zip Code)




       Registrant's telephone number, including area code: (304) 594-1616

                             ANKER COAL GROUP, INC.
                                    FORM 8-K



                                TABLE OF CONTENTS


ITEM 5.  OTHER EVENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .     1


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS. . . . . . . . . . . . . . . . .    1


SIGNATURE PAGE . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . .    2


EXHIBIT INDEX. . . . . . . . . . .  . .. . . . . . . . . . . . . . . . . . .   3

ITEM 5.  OTHER EVENTS

     Anker Coal Group, Inc. issued the attached press release on February 16, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)       Exhibits


         99.1     Press Release dated February 16, 2000

                                   SIGNATURE





     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  ANKER COAL GROUP, INC.



                                                  /s/ Bruce Sparks
                                                  ------------------------------
                                                  Bruce Sparks
                                                  President


Date:  February 16, 2000



                                        2